SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. )



       Filed by the Registrant [x]

       Filed by a Party other than the Registrant [ ]

       Check the appropriate box:
       [ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the
                                                Commission Only (as permitted
                                                by Rule 14a-6(e)(2))
       [x] Definitive Proxy Statement

       [ ] Definitive Additional Materials

       [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                               TOFUTTI BRANDS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[ ]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(1)(2)
         or Item 22(a)(2) of Schedule 14A.


[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to which transaction applies:

                              Common Stock $.01 par value

(2)      Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):

(4)      Proposed maximum aggregate value of transaction:

(5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:

(2)      Form, Schedule or Registration Statement No.:

(3)      Filing Party:

(4)      Date Filed:

                               TOFUTTI BRANDS INC.
                                50 Jackson Drive
                           Cranford, New Jersey 07016
                            Telephone: (908) 272-2400





                                 April 23, 1999



To Our Shareholders:

     On behalf of the Board of Directors, I cordially invite you to attend the 1999 Annual Meeting of the Shareholders of Tofutti Brands Inc. The Annual Meeting will be held at 10:00 a.m. on Thursday, May 27, 1999, at the Holiday Inn Select, 36 Valley Road, Clark, New Jersey. The Holiday Inn Select is located on the circle off exit 135 of the Garden State Parkway (telephone no.
(732)574-0100).

     We are gratified by your interest in Tofutti Brands and are pleased that you are part of our family of shareholders. We hope that you will be able to attend the meeting.

     The matters expected to be acted upon at the meeting are described in the attached Proxy Statement. During the meeting, shareholders who are present at the meeting will have the opportunity to ask questions.

     It is important that your views be represented whether or not you are able to be present at the Annual Meeting. Please sign and date the enclosed proxy card and promptly return it to us in the postpaid envelope.


                                                     Sincerely,

                                                     /s/David Mintz
                                                     David Mintz
                                                     Chairman
                                                     and Chief Executive Officer

                               TOFUTTI BRANDS INC.
                              ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 27, 1999
                              ---------------------

                                                            Cranford, New Jersey
                                                                  April 23, 1999

     The Annual Meeting of Shareholders of Tofutti Brands Inc. will be held at the Holiday Inn Select, 36 Valley Road, Clark, New Jersey, on Thursday, May 27, 1999 at 10:00 a.m., for the following purposes:

     1.   To elect five directors for the ensuing year;

     2. To ratify the appointment of Wiss & Company, LLP to examine the Company's financial statements for 1999; and

     3. To act upon any other matters that may properly be brought before the meeting and any adjournment thereof.

     Shareholders of record at the close of business on April 16, 1999 will be entitled to notice of and to vote at the meeting.


                                            By order of the Board of Directors,


                                            /s/Steven Kass
                                            Steven Kass
                                            Secretary



           PLEASE SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY
                   IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.

                               TOFUTTI BRANDS INC.
                  50 Jackson Drive, Cranford, New Jersey 07016
                           --------------------------

                                 PROXY STATEMENT
                           --------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 27, 1999

     This Proxy Statement is furnished to shareholders of Tofutti Brands Inc. (the "Company") in connection with the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 10:00 a.m. on Thursday, May 27, 1999 at the Holiday Inn Select, 36 Valley Road, Clark, New Jersey, and at any adjournment thereof. The Tofutti Brands Inc. Board of Directors is soliciting proxies to be voted at the Annual Meeting.

     This  Proxy  Statement  and  Notice of Annual  Meeting,  the proxy card and
Company's   Annual  Report  to  Shareholders   are  expected  to  be  mailed  to
shareholders beginning April 23, 1999.


Proxy Procedure

     Only shareholders of record at the close of business on April 16, 1999 are entitled to vote in person or by proxy at the Annual Meeting.

     The Company's Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. If a shareholder does not return a signed proxy card or does not attend the Annual Meeting and vote in person, his or her shares will not be voted. Abstentions and "broker non-votes" are not counted in determining outcomes of matters being acted upon. They are counted only for determining a meeting quorum. If a shareholder attends the Annual Meeting, he or she may vote by ballot.

     Shareholders are urged to mark the boxes on the proxy card to indicate how their shares are to be voted. If a shareholder returns a signed proxy card but does not mark the boxes, the shares represented by that proxy card will be voted as recommended by the Board of Directors. The proxy card gives the individuals named as Proxies discretionary authority to vote the shares represented on any other matter that is properly presented for action at the Annual Meeting. A shareholder may revoke his or her proxy at any time before it is voted by: (i) giving notice in writing to the Secretary of the Company, (ii) granting a subsequent proxy; or (iii) appearing in person and voting at the Annual Meeting.

Cost of Solicitation

     The cost of soliciting proxies will be borne by the Company. Proxies may be solicited by directors, officers or regular employees of the Company in person or by telephone or other means. The Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses in accordance with the regulations of the Securities and Exchange Commission concerning the sending of proxies and proxy material to the beneficial owners of stock.

Voting

     The outstanding voting stock of the Company as of April 16, 1999 consisted of 6,183,567 shares of Common Stock. The presence of a majority of the outstanding shares of the Common Stock, represented in person or by proxy at the meeting, will constitute a quorum. If a nominee for director receives a plurality of the votes cast by the holders of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, he will be elected. An affirmative majority of the votes cast is required to ratify the appointment of auditors. Abstentions and broker non-votes are not counted in determining the number of shares voted for or against any nominee for director or any proposal.

     Management has received indications from the Company's Chief Executive Officer, the beneficial owner of approximately 53.2% of the outstanding shares of Common Stock, that he presently intends to vote in favor of all of the resolutions on the agenda for the Annual Meeting. The Company believes that its Chief Executive Officer owns a sufficient number of shares to elect the five nominees as directors and to ratify the appointment of Wiss & Company, LLP as the Company's independent auditors.

     The Company's Annual Report for the fifty-two week period ended December 26, 1998, which report is not part of this proxy solicitation, is being mailed to shareholders with this proxy solicitation. It is anticipated that this Proxy Statement and the accompanying form of proxy will first be mailed to shareholders on or about April 23, 1999.

Proxy Statement Proposals

     Each year at the Annual Meeting, the Board of Directors submits to shareholders its nominees for election as directors. Shareholders also vote to ratify or reject the auditors selected by the Board of Directors. In addition, the Board of Directors may submit other matters to the shareholders for action at the Annual Meeting.

     Shareholders of the Company also may submit proposals for inclusion in the proxy material. These proposals must meet the shareholder eligibility and other requirements of the Securities and Exchange Commission. In order to be included in the Company's year 2000 proxy material, a shareholder's proposal must be received not later than January 3, 2000 at the Company's headquarters, 50 Jackson Drive, Cranford, New Jersey 07016, Attention: Secretary.

                                     ITEM 1.

ELECTION OF DIRECTORS

     The Board of Directors (the "Board") has proposed that five directors be elected at the Annual Meeting to serve until the next Annual Meeting of Shareholders and the due election and qualification of their successors. The proxies will be voted, unless otherwise specified, in favor of the election as directors of the five persons hereinafter named. Should any of the nominees not be available for election, the proxies will be voted for a substitute nominee designated by the Board. It is not expected that any of the nominees will be unavailable. Four of the nominees are now members of the Board, with terms expiring as of the date of this Annual Meeting.

     Background information with respect to the five nominees for director appears below. See "Security Ownership of Certain Beneficial Owners and Management" for information regarding such persons' holdings of Common Stock.

                                                                                  Director
Nominee                  Principal Occupation                      Age              Since
-------                  --------------------                      ---              -----
David Mintz              Chairman of the Board of Directors         67               1981
                         and Chief Executive Officer

Bernard Koster           Counsel, Litwin and Holsinger              64               1993

Reuben Rapoport          Director of Product Development            69               1983
                         and Director
Franklyn Snitow          Partner, Snitow & Cunningham               52               1987

Jeremy Wiesen            Associate Professor of Business Law        57                --
                         and Accounting, Leonard N. Stern
                         School of Business, New York
                         University

     David Mintz, the founder of the Company, has been Chairman of the Board and Chief Executive Officer of the Company and its predecessor since August 1981.

     Bernard Koster has been counsel to the New Jersey law firm of Litwin and Holsinger since January 1993. Since February 1990, Mr. Koster has been self-employed as a business consultant.

     Reuben Rapoport has been the Director of Product Development of the Company since January 1984.

     Franklyn Snitow has been a partner in the New York law firm of Snitow & Cunningham (the successor to Snitow & Pauley), the Company's general counsel, since 1985.

     Jeremy Wiesen has been an Associate Professor of Business Law and Accounting at the Leonard N. Stern School of Business, New York University since 1972. He was a member of the board of directors of Mego Mortgage Corporation from November 1996 through March 1998 and was previously a director and officer of the Company from June 1983 through January 1986.

     All directors of the Company hold office until the next Annual Meeting of Shareholders and until their successors have been elected and qualified. Officers serve at the discretion of the Board of Directors. There are no family relationships between any directors and executive officers of the Company. All of the executive officers devote their full time to the operations of the Company.

     The Board recommends that the shareholders vote FOR the election of each nominee for Director named above.

Board of Directors

     The business and affairs of the Company are managed under the direction of the Board of Directors, composed of two non-employee directors and two employee directors as of the date of this Proxy Statement. The Board of Directors establishes the overall policies and standards for the Company and reviews the performance of management. Members of the Board are kept informed of the Company's operations at meetings of the Board and its Audit Committee and through reports and discussions with management. In addition, members of the Board periodically visit the Company's facilities. Members of management are available at Board meetings and at other times to answer questions and to discuss issues.

     In 1998 the Board of Directors held 3 meetings, 2 of which were held by telephone conference. Each director was present for all of the meetings of the Board, and each member of the Audit Committee attended the one meeting of such committee. The Audit Committee is composed of Mr. Koster and Mr. Snitow.

     The duties of the Audit Committee include the recommendation of the appointment of independent public accountants for the Company, review of the scope of audits proposed by the independent public accountants, and consultations with the independent public accountants on matters relating to internal financial controls and procedures.

Share Ownership of Directors and Executive Officers

     The following table sets forth as of April 15, 1999, certain information regarding the Company's Common Stock, $.01 par value, for each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock, for each executive officer named in the Summary Compensation Table, for each of the Company's directors and the nominee for director and for the executive officers and directors of the Company as a group:

                                           Amount of
Name                                 Beneficial Ownership       Percent of Class
----                                 --------------------       ----------------
David Mintz........................      3,454,440 (1)                53.2%
Steven Kass........................        275,000 (2)                 4.3%
Reuben Rapoport....................         85,000 (3)                 *
Franklyn Snitow....................         50,000 (4)                 *
Bernard Koster.....................         25,000 (5)                 *
Jeremy Wiesen (6)..................         64,500 (7)                 *
All Executive Officers and
Directors as a group (5 persons)...      3,889,440 (8)                56.5%

_____________

     The address of Messrs. Mintz, Kass and Rapoport is c/o Tofutti Brands Inc., 50 Jackson Drive, Cranford, New Jersey 07016. The address of Mr. Snitow is 575 Lexington Avenue, New York, NY 10017. The address of Mr. Koster is 7 Old Smith Road, Tenafly, New Jersey 07670. The address of Mr. Wiesen is Tisch Hall, 40 West 4th Street, Suite 300, New York, New York 10012. Each person listed above has sole voting and/or investment power of the shares attributed to him.

*    Less than 1%.

(1) Includes 307,000 shares issuable upon the exercise of currently exercisable stock options.

(2)  Issuable upon the exercise of currently exercisable stock options.

(3) Includes 65,000 shares issuable upon the exercise of currently exercisable stock options.

(4) Includes 30,000 shares issuable upon the exercise of currently exercisable stock options.

(5) Includes 25,000 shares issuable upon the exercise of currently exercisable stock options.

(6)  Nominee for director.

(7) Includes 14,000 shares held by the Jeremy Wiesen Foundation of which Mr. Wiesen is the trustee.

(8) Includes 702,000 shares issuable upon the exercise of currently exercisable stock options.



Director and Executive Officer Securities Reports

     Compliance with Section 16(a) of The Exchange Act. Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of its Common Stock, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5), of Common Stock and other equity securities of the Company with the Securities and Exchange Commission (the "SEC") and the American Stock Exchange. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all such forms they file.

     To the Company's knowledge, based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no additional forms were required for those persons, the Company believes that during fiscal 1998 all persons subject to these reporting requirements filed the required reports on a timely basis.

Executive Compensation

     The  following   table  sets  forth   information   concerning   the  total
compensation during the last three fiscal years for the Company's executive officers whose total salary in fiscal 1998 totaled $100,000 or more:

                           SUMMARY COMPENSATION TABLE
                           --------------------------

                                           Annual                Long-Term
                                        Compensation           Compensation
                                        ------------           ------------
                                                           Securities Underlying
Name and Principal Position    Year      Salary ($)             Options (#)
---------------------------    ----      ----------             -----------
David Mintz                    1998      $225,000(1)                   --
Chief Executive Officer        1997       180,000(2)              480,000
  and Chairman of the Board    1996       155,000(3)                   --

Steven Kass
Chief Financial Officer        1998       145,000(1)                   --
  Secretary and Treasurer      1997       117,500(2)              430,000
                               1996       100,000(3)                   --
---------------

(1) Includes bonuses of $50,000 and $35,000 for Messrs. Mintz and Kass, respectively, accrued at year-end and payable April 1, 1999.

(2) Includes bonuses of $30,000 and $15,000 for Messrs. Mintz and Kass, respectively, accrued at year-end and payable April 1, 1998.

(3) Includes bonuses of $30,000 and $15,000 for Messrs. Mintz and Kass, respectively, accrued at year-end and payable April 1, 1997.

     The aggregate value of all other perquisites and other personal benefits furnished in each of the last three years to each of these executive officers was less than 10% of each officer's salary for such year. There are currently no employment agreements between the Company and any of its officers. Neither Mr. Snitow nor Mr. Koster has received any cash remuneration from the Company for his service as a director in the last three years.

Stock Options

     The  following  table  provides  information   concerning  the  grants  and
exercising of stock options during the Company's last fiscal year to each of the officers named above in the Summary Compensation Table.


                       OPTIONS GRANTED IN LAST FISCAL YEAR
                       -----------------------------------

                                 Number of            Percent of
                                    Shares           Total Options
                                 Underlying           Granted to
                                  Options            Employees in
Name                             Granted (#)          Fiscal Year      Exercise Price ($/SH)         Expiration Date
----                             -----------          -----------      ---------------------         ---------------
David Mintz,                         --                     --                $ --                         --
Chief Executive Officer
  and Chairman of the
  Board

Steven Kass,                         --                     --                  --                         --
  Chief Financial Officer,
  Secretary and Treasurer


     The following table provides information concerning stock options held in 1998 by each of the executive officers named above in the Summary Compensation Table.

                       AGGREGATED OPTION EXERCISES IN LAST
                  FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
                  ---------------------------------------------
                                                                             Number of Shares              Value of Unexercised
                                       Shares                             Underlying Unexercised           in the Money Options
                                  Acquired on             Value           Options at FY-End (#)               at FY-End ($)
Name                              Exercise (#)        Realized ($)      Exercisable/Unexercisable       Exercisable/Unexercisable
----                              ------------        ------------      -------------------------       -------------------------
David Mintz,                             --               $ --                  174,000(E)                   $32,696 (E)(1)
Chief Executive Officer                                                         306,000(U)                    64,904 (U)(1)
  and Chairman of the
  Board

Steven Kass,                             --                --                   155,000(E)                    39,687 (E)(1)
  Chief Financial Officer,                                                      275,000(U)                    77,187 (U)(1)
  Secretary and Treasurer


-----------------------

(E)  Exercisable options
(U)  Unexercisable options
(1)  Calculated by subtracting option exercise price from year-end market price.

Certain Transactions

     On October 17, 1994, the Company's Board of Directors adopted a resolution wherein the Company was authorized to purchase a $1,000,000 split dollar insurance plan on the life of a member of David Mintz's family. Mr. Mintz is Chairman and Chief Executive Officer of the Company. The purpose of this transaction is to provide the Mintz estate with funds sufficient to pay any estate taxes levied upon the transfer of Mr. Mintz's Tofutti stock, which would have otherwise necessitated a sale of the stock. The sale of such stock might have a negative effect of significantly decreasing the market price of the stock to the detriment of other shareholders. Upon the death of the family member, the Company is to receive a complete refund of all its premiums paid plus interest at 4%.

                                     ITEM 2.


APPOINTMENT OF AUDITORS

     The following resolution will be offered by the Board of Directors at the Annual Meeting.

          "RESOLVED: That the appointment of Wiss & Company, LLP by the Board of Directors of the Company to conduct the annual audit of the financial statements of Tofutti Brands Inc. for the fiscal year ending January 1, 2000 is ratified, confirmed and approved."

     The Board of Directors recommends a vote FOR the foregoing proposal for the following reasons:

     The Board of Directors of the Company has appointed Wiss & Company, LLP ("Wiss & Co."), public accountants, to replace KPMG LLP ("KPMG"), as its auditors. There was no dispute with KPMG leading to the change in auditors. The Company is making the change as part of its efforts to reduce administrative expenses. The Board of Directors is convinced that the Wiss & Co. has the necessary knowledge of the Company's operations, and personnel, professional qualifications and independence to act as the Company's auditors. The Board recommends that the shareholders ratify and approve the selection of Wiss & Co. as the Company's auditors for the fiscal year ending January 1, 2000.

     In the event this resolution does not receive the necessary vote for adoption, or if for any reason Wiss & Co. ceases to act as auditors for the Company, the Board of Directors of the Company will appoint other independent public accountants as auditors.

     Representatives of Wiss & Co. will attend the Annual Meeting. They will be available to respond to appropriate questions from shareholders at the meeting.

OTHER MATTERS

     The Board of Directors does not intend to bring any matters before the Annual Meeting other than those specifically set forth in the Notice of the Annual Meeting and knows of no matters to be brought before the Annual Meeting by others. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with the judgment of the Board of Directors.

     Financial statements for the Company are included in its Annual Report to Shareholders for the year 1998, which was expected to be mailed to the shareholders beginning April 23, 1999.

     A COPY OF THE COMPANY'S 1998 ANNUAL REPORT ON FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE WITHOUT CHARGE TO THOSE SHAREHOLDERS WHO WOULD LIKE MORE DETAILED INFORMATION CONCERNING THE COMPANY. TO OBTAIN A COPY, PLEASE WRITE TO: STEVEN KASS, SECRETARY, TOFUTTI BRANDS INC., 50 JACKSON DRIVE, CRANFORD, NEW JERSEY 07016.

                                            By Order of the Board of Directors,

                                            /s/Steven Kass
                                            Steven Kass
                                            Secretary

Dated: April 23, 1999

                                                                      APPENDIX A



                               TOFUTTI BRANDS INC.
                                50 Jackson Drive
                           Cranford, New Jersey 07016


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints David Mintz and Steven Kass, or either of them, attorneys or attorney of the undersigned, for and in the names(s) of the undersigned, with power of substitution and revocation in each to vote any and all shares of Common Stock, par value $.01 per share, of Tofutti Brands Inc. (the "Company"), which the undersigned would be entitled to vote as fully as the undersigned could if personally present at the Annual Meeting of Shareholders of the Company to be held on May 27, 1999 at 10:00 a.m. at the Holiday Inn Select, 36 Valley Road, Clark, New Jersey, and at any adjournment or adjournments thereof, hereby revoking any prior proxies to vote said shares, upon the following items of business more fully described in the notice of and proxy statement for such Annual Meeting (receipt of which is hereby acknowledged):


                           (CONTINUED ON OTHER SIDE)

    (1)      The election of five Directors.

                                                       DAVID MINTZ
    [ ]    FOR all nominees listed at right            BERNARD KOSTER
           (except as marked to contrary)              REUBEN RAPOPORT
                                                       FRANKLYN SNITOW
                                                       JEREMY WIESEN
    [ ]    WITHHOLD AUTHORITY to vote for all
           nominees listed at right



INSTRUCTION: To withhold authority to vote for any individual nominee,  strike a line through the nominee's name at right.


    (2) To ratify the appointment of Wiss & Company, LLP to examine the Company's accounts for 1999.

              [ ]  FOR               [ ]  AGAINST             [ ]  ABSTAIN



    (3) To transact such other business as may properly come before the meeting, or any adjournment thereof.


     THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR (i) ELECTION OF THE FIVE NOMINEES FOR DIRECTOR NAMED IN ITEM 1 AND (ii) THE RATIFICATION OF THE APPOINTMENT OF WISS & COMPANY, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 1999.


                                   Dated____________________________________1999


                                   ---------------------------------------------
                                                  Signature(s)


                                   ---------------------------------------------
                                               Signatures, if held jointly

                                    (Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee, guardian, or as an officer signing for a corporation, please give full title under signature.)